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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 5, 2004



                               THE BRINK'S COMPANY
               (Exact Name of Registrant as Specified in Charter)


          Virginia                        1-9148               54-1317776
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                     Identification No.)



             1801 Bayberry Court
               P. O. Box 18100
                 Richmond, VA                                  23226-8100
   (Address of Principal Executive Offices)                    (Zip Code)



                                 (804) 289-9600
              (Registrant's telephone number, including area code)




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Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

         This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by The Brink's Company (the "Company") pursuant to
Item 12 of Form 8-K.

         On May 5, 2004, the Company issued a press release regarding its earnings for the first quarter ended March 31, 2004. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


                                    EXHIBITS

99.1     Press Release dated May 5, 2004 issued by The Brink's Company.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE BRINK'S COMPANY
                                                (Registrant)


                                             By     /s/ Robert T. Ritter
                                                    ----------------------------
                                                    Vice President and
                                                    Chief Financial Officer


Dated:  May 5, 2004




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                                  EXHIBIT INDEX


Exhibit    Description
-------    -----------

99.1       Press release dated May 5, 2004 issued by The Brink's Company.